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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)........ June 17, 1996

                             Styles on Video, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-11836                  95-4389082
- ------------------------------      -----------------         -----------------
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
or incorporation)                                         Identification Number)

                          667 Rancho Conejo Boulevard
                            Newbury Park, CA 91320
                            ----------------------
                   (Address of principal executive offices)

     Registrant's telephone number, including area code.....(805) 375-0996


                                      N/A
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 4. Changes in Registrant's Certifying Accountant.

(a) As previously reported, Coopers & Lybrand L.L.P. resigned as registrant's independent accountants on March 29, 1996.

(b) On June 17, 1996, the registrant engaged Corbin & Wertz, certified public accountants, to act as the independent accountant for the registrant, and in that capacity to conduct the audit of registrant's financial statements for its fiscal year ended December 31, 1995.

(c) Prior to the engagement of Corbin & Wertz, the registrant did not consult with Corbin & Wertz regarding (i) the application of accounting procedures to a specified transaction or the type of audit opinion that might be rendered on the registrant's financial statements, or (ii) any matter that was the subject of a disagreement with or a reportable event regarding the registrant's former independent public accountants.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 1996                           STYLES ON VIDEO, INC.
                                               a Delaware Corporation

                                               By: /s/ Nancy H. Galgas
                                                   -----------------------
                                               Name: Nancy H. Galgas
                                               Title: C.F.O.

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